! WAMU03AR3.CDI WHOLE_LOAN
!
!
   MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the_
Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no_ losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has _ been _ filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following _ information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!
!!
COLLAT_GROUPS "pool"
!
!
!
DEFINE CONSTANT #OrigCollBal = 1500000000.00
!
!
!

       FULL_DEALNAME:     WASHINGTON MUTUAL 2003-AR3
       TRUSTEE_DEAL:      DEUTSCHE BANK
       SERVICER_MASTER:   WASHINGTON MUTUAL
       ISSUER:            WASHINGTON MUTUAL
       DEALER:            BEAR, STEARNS & CO. INC.
       DEAL SIZE:         $1500000000
       PRICING SPEED:     CPR   25%
!      ISSUE DATE:        20030201
       SETTLEMENT DATE:   20030225
!
       OPTIONAL REDEMPTION: COLLAT 5%
!
  Record date delay: 24
!
DEFINE #V1 = 0
!
 DEFINE #A1_BAL = 0
 DEFINE #A2_BAL = 0
 DEFINE #A3_BAL = 0
 DEFINE #A4_BAL = 0
 DEFINE #A5_BAL = 0
 DEFINE #A6_BAL = 0
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST        1E9
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "pool"

!
DEFINE DYNAMIC #RollDate  = CURDATE GT 20080125
DEFINE DYNAMIC #RollDate1 = CURDATE GT 20080125
!
!

DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 1.675 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 2.828 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 3.567 DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 4.044 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 3.927 DEFINE DYNAMIC #PassThruA6 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 2.976 !

  Tranche "A1A" SEN_AS_WAC
   Block  $ 283000000.00   FLOAT _ Delay 0 Dated 20030225   Next 20030325
 ( #PassThruA1 )
0.00        9999.
!
  Tranche "A2" SEN_AS_WAC
   Block  $ 165000000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 ( #PassThruA2 )
0.00        9999.
!
  Tranche "A3"  SEN_AS_WAC
   Block  $ 236500000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 ( #PassThruA3 )
0.00        9999.
!
  Tranche "A4"  SEN_AS_WAC
   Block  $ 216500000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 ( #PassThruA4 )
0.00        9999.
!
  Tranche "A5"  SEN_AS_WAC
   Block  $ 339500000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 ( #PassThruA5 )
0.00        9999.
!
  Tranche "A1B"  SEN_AS_WAC
   Block  $ 217500000.00   FLOAT _ Delay 0 Dated 20030225   Next 20030325
 ( #PassThruA6 )
0.00        9999.
!
  Tranche "AR"  SEN_WAC
   Block  $         0.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 ( COLL_NETRATE("pool"))
0.00        9999.
!
!

  Tranche "A1_PSEUDO"   SEN_FLT_WAC
    Block      (#A1_BAL);  FLOAT   Delay  0  Dated 20030225 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
  Tranche "A2_PSEUDO"   SEN_FLT_WAC
    Block      (#A2_BAL);  FLOAT   Delay 24  Dated 20030225 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
  Tranche "A3_PSEUDO"   SEN_FLT_WAC
    Block      (#A3_BAL);  FLOAT   Delay 24  Dated 20030201 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
  Tranche "A4_PSEUDO"   SEN_FLT_WAC
    Block      (#A4_BAL);  FLOAT   Delay 24  Dated 20030201 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
  Tranche "A5_PSEUDO"   SEN_FLT_WAC
    Block      (#A5_BAL);  FLOAT   Delay 24  Dated 20030101 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
  Tranche "A6_PSEUDO"   SEN_FLT_WAC
    Block      (#A6_BAL);  FLOAT   Delay 24  Dated 20030101 Next 20030325
 ( COLL_NETRATE("pool") )
  0          999.
!
!

OPTIONAL REDEMPTION:   "AUCTION1"
_
                       WHEN_EXPR (CURDATE == 20080125) ;
_
                       TARGET TRANCHE "A1A" & "A2" & "A3" & "A4" & "A5" & "A1B"
_
                       PRICE_P (BBAL("A1A", "A2","A3","A4","A5","A1B"));     _
                       PRICE_I ((BBAL("A1A")*#PassThruA1 *0 + BBAL("A2")*#PassThruA2 + _
                       BBAL("A3")*#PassThruA3 + BBAL("A4")*#PassThruA4 + BBAL("A5")*#PassThruA5 +
                       BBAL("A1B")*#PassThruA6)/1200*24/30); _
                       DISTR_P RULES "OPTR_AUCT1"

!
 DEFINE DYNAMIC #WAS_REDEEMED1 = IF (OPTREDEEM("AUCTION1","EXCDATE") > 0) THEN 1 ELSE 0
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("pool") -
BBAL("A1A","A2","A3","A4","A5","A1B","AR","A1_PSEUDO","A2_PSEUDO","A3_PSEUDO",
"A4_PSEUDO","A5_PSEUDO","A6_PSEUDO")
!

DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("pool")) / _
                          (#subbal1 )
!
  Tranche "B1"  JUN_WAC
   Block  $  15750000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
  Tranche "B2"  JUN_WAC
   Block  $  12000000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
  Tranche "B3"  JUN_WAC
   Block  $   6000000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
  Tranche "B4"  JUN_WAC_NO
   Block  $   2250000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
  Tranche "B5"  JUN_WAC_NO
   Block  $   2250000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
  Tranche "B6"  JUN_WAC_NO
   Block  $   3750000.00   FLOAT _ Delay 24 Dated 20030201  Next 20030325
 (#SUBRATE)
0.00        9999.
!
 DEFINE DYNAMIC #WAVG_COUP = ( ( #PassThruA1 / ( 360 / NDAYS_ACCRUE_INT("A1A") )
* 12 ) * BBAL("A1A") + ( #PassThruA2 * BBAL("A2")) + #PassThruA3 * BBAL("A3") + #PassThruA4 * BBAL("A4") + #PassThruA5 * BBAL("A5") + (#PassThruA6/ ( 360 / NDAYS_ACCRUE_INT("A1B") ) * 12 ) * BBAL("A1B") ) _
                            / ( BBAL("A1A","A2","A3","A4","A5","A1B") )
!
  Tranche "X1"  SEN_WAC_IO
   Block  $1458000000.00   FLOAT  NOTIONAL WITH TRANCHE "A1A" & "A2" & "A3" &
"A4" & "A5" & "A1B" _
                                   Delay 24 Dated 20030201  Next 20030325
   ( min(COLL_NETRATE("pool"),4.38808) - #WAVG_COUP )
   0.00   9999.00
!
 DEFINE DYNAMIC #IO_COUP2 = IF #RollDate THEN 0.0 ELSE ( COLL_NETRATE("pool") - min(Coll_NETRATE("pool"),4.38808) )
!
DEFINE COLLAT WT_BY_PREVBAL #BegNetrate = LOAN("NETRATE")
DEFINE COLLAT WT_BY_CURBAL  #EndNetrate = LOAN("NETRATE")

!
 DEFINE DYNAMIC  #BVarFee1Rate =  MAX(0,(#BegNetrate - 4.38808))
!
 DEFINE DYNAMIC  #EVarFee1Rate =  MAX(0,(#EndNetrate - 4.38808))
!
 DEFINE DYNAMIC #BLeftoverInt = #BVarFee1Rate *
BBAL("A1A","A2","A3","A4","A5","A1B")
 DEFINE DYNAMIC #ELeftoverInt =  #EVarFee1Rate *
BBAL("A1A","A2","A3","A4","A5","A1B")

!
  Tranche "X"  SEN_FLT_IO
   Block  $ 145801613.33 at 4.00  _
                                   Delay 24 Dated 20030201  Next 20030325 _
                                   NOTIONAL WITH FORMULA BEGIN (IF CURDATE LE
                                   20080125 THEN _
                                   MAX(0, (#BLeftOverInt / 4.00) ) ELSE 0 ) ; _
                                   END   (IF CURDATE LT
                                   20080125 THEN _
                                   MAX(0, (#ELeftOverInt / 4.00) ) ELSE 0 ) ;
!
!
  CLASS "SEN" = "A1A" "A2" "A3" "A4" "A5" "A1B" "AR" "X1" "X" "A1_PSEUDO"
"A2_PSEUDO" "A3_PSEUDO" "A4_PSEUDO" "A5_PSEUDO" "A6_PSEUDO"
  CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
                 = "SEN"
!
  CLASS "B1"     = "B1"
  CLASS "B2"     = "B2"
  CLASS "B3"     = "B3"
  CLASS "B4"     = "B4"
  CLASS "B5"     = "B5"
  CLASS "B6"     = "B6"
!
  CLASS "SUB"    WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT"   PRORATA_INTSHORT_BASE ACCRUAL _
                 SHORTFALL_PAYBACK ALLOCATION TRUE _
                 DISTRIB_CLASS RULES _
                 = "SENIOR" "SUB"
!
  CROSSOVER When BBAL("SUB") <= .01
!
  SPECIAL_HAZARD TERMINATION    When HAZARD_LOSS_ACCUM > 6,197,559
  FRAUD TERMINATION              When FRAUD_LOSS_ACCUM > 4,357,603
  BANKRUPTCY TERMINATION      When BANKRUPT_LOSS_ACCUM >   100,000
!
  INTEREST_SHORTFALL         FULL_PREPAY    Compensate PCT .25 Pro_rata _
                             PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                             LOSS           NO_Compensate Subordinated Accum
!
!
!
!
 CMO Block Payment Rules
------------------------------------
CALCULATE : #TEST = COLL_PREV_BAL - DBAL

------------------------------------
calculate : #BegBala2 = bbal("a2")
calculate : #BegBala3 = bbal("a3")
calculate : #BegBala4 = bbal("a4")
calculate : #BegBala5 = bbal("a5")
------------------------------------
!
  calculate: #TransCondFrom  = BBAL("SUB")>0.01 AND ((CURDATE LT 20060325 AND _
                               BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                               (CURDATE GE 20060325 AND BBAL("SUB") LT 25% *
ORIG_BBAL("SUB")))
!
  calculate: #SubPct         = 100 * BBAL("SUB")/COLL_PREV_BAL
  calculate: #OrigSubPct     = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!
  calculate: #ShiftTest      =                _
       AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and                _
       DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
  calculate: #TwoTimesTest   = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                               #SubPct >= 2 * #OrigSubPct              and _
                               DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( IF (
CURDATE <= 20060225 ) THEN 20% ELSE 30% )
!
!
  calculate: #SenPctPro      =  100 * BBAL("SEN")/COLL_PREV_BAL("pool")
!
  calculate: #SenPct        = IF CURDATE GE 20100225 or (CURDATE GE 20060225 AND
CURDATE LT 20100325 AND #TwoTimesTest) _
                               THEN #SenPctPro
_
                               ELSE 100
!
  calculate: #SenPct        = IF CURDATE LT 20060325 AND #TwoTimesTest  _
                               THEN #SenPctPro + 0.5*(100-#SenPctPro)  _
                               ELSE #SenPct
!
  calculate: #OrigSenPct    = 100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
  calculate: #SenPrep =                                            _
             IF (#SenPct GT #OrigSenPct)                       _
             THEN 100.0                                             _
             ELSE #SenPct + SHIFT%("pool") * (100.0-#SenPct),             _
    Reduce_SHIFT%_when  GROUP "pool"  _
             #ShiftTest;
!
!
  calculate: #SenPrep       = IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
  calculate: #SenRecv       = MIN(#SenPct/100  * DELINQ_LIQUIDATE("pool") , _
                                   #SenPrep/100 * DELINQ_RECOVER("pool") )
!
!
  calculate: #SenSchPrinc   = MIN(BBAL("SEN"), #SenPctPro/100  *
COLL_P_SCHED("pool"))
  calculate: #SenPPPrinc    = MIN(BBAL("SEN")-#SenSchPrinc, _
                                   #SenPrep/100  * COLL_P_PREPAY("pool"))
  calculate: #SenRecPrinc   = MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc, #SenRecv
)
  calculate: #SenPrinc      = #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
  calculate: #RemPrinc      = COLL_P("pool") - #SenPrinc
  calculate: #SenBal        = BBAL("SEN") - #SenPrinc
  calculate: #UnderCollat   = IF BBAL("SUB")>0.01 THEN MAX(0, #SenBal -
COLL_BAL("pool")) ELSE 0
  calculate: #TransPrinc    = IF (#SenBal<0.01 AND #TransCondFrom) THEN
#RemPrinc ELSE 0
!
!
  calculate: #LeftAmt        = COLL_P - #SenPrinc
!
  calculate: #AddSenPDA     = MIN(#UnderCollat, #LeftAmt)
!
!
  calculate: #AddSenPDA11    = 0
!
!
  calculate: #SenPDA        = MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA +
#AddSenPDA11)
!
  calculate: #SubSchPrinc    = COLL_P_SCHED - (#SenSchPrinc)
  calculate: #SubPPPrinc     = COLL_P_PREPAY - (#SenPPPrinc)
  calculate: #SubRecPrinc    = DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
  calculate:  "SEN"_
NO_CHECK      PRINC_TOT         Amount   LIMIT V0     = #SenPDA
!
!
  calculate:  "B1" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B1"), _
NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B1"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B1")
!
  calculate:  "B2" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B2"), _
NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B2"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B2")
!
  calculate:  "B3" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B3"), _
NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B3"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B3")
!
  calculate:  "B4" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B4"), _
NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B4"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B4")
!
  calculate:  "B5" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B5"), _

NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B5"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B5")
!
  calculate:  "B6" _
NO_CHECK   SCHEDULED          Amount   =  #SubSchPrinc  * SHARE("B6"), _
NO_CHECK   PREPAY             Amount   =  #SubPPPrinc   * SUB_SHARE("B6"), _
NO_CHECK   RECOVER            Amount   =  #SubRecPrinc  * SHARE("B6")
!
------------------------------------
      when : DATE ( GE CROSSOVER )
      pay  : PRO_RATA ( "A1A"; "A2"; "A3"; "A4"; "A5"; "A1B" )
      goto : END_OF_RULES
------------------------------------
!
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SENIOR" )
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SEN" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
------------------------------------
!
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
subject to : PROPORTION ( 77.322404372% ; 22.677595628% )
       pay : ENFORCE CONCURRENT ( "A1A" ; "A1B" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
subject to : PROPORTION ( 55.091819699% ; 44.908180301% )
       pay : ENFORCE CONCURRENT ( "A2" ; "A1B" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
     from  : CLASS ( "SEN" )
       pay : SEQUENTIAL ( "A3", "A4", "A5" )
------------------------------------
  calculate : #A1PrevBal = BBAL( "A1A" )
  calculate : #A2PrevBal = BBAL( "A2" )
  calculate : #A3PrevBal = BBAL( "A3" )
  calculate : #A4PrevBal = BBAL( "A4" )
  calculate : #A5PrevBal = BBAL( "A5" )
  calculate : #A6PrevBal = BBAL( "A1B" )
------------------------------------
!
------------------------------------
      when : IS_TRUE( CURDATE > 20080125 AND #WAS_REDEEMED1 )
      from : CLASS ("SEN")
subject to : PROPORTION ( 77.322404372% ; 22.677595628% )
       pay : ENFORCE CONCURRENT ( "A1_PSEUDO" ; "A6_PSEUDO" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
subject to : PROPORTION ( 55.091819699% ; 44.908180301% )
       pay : ENFORCE CONCURRENT ( "A2_PSEUDO" ; "A6_PSEUDO" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
       pay : SEQUENTIAL ( "A3_PSEUDO", "A4_PSEUDO", "A5_PSEUDO" )
------------------------------------
----------------------------- SECTION: "OPTR_AUCT1"
  calculate : #A1RedemptionInt = BBAL( "A1A" ) * #PassThruA1 / 1200 * 0 / 30 calculate : #A2RedemptionInt = BBAL( "A2" ) * #PassThruA2 / 1200 * 24 / 30 calculate : #A3RedemptionInt = BBAL( "A3" ) * #PassThruA3 / 1200 * 24 / 30 calculate : #A4RedemptionInt = BBAL( "A4" ) * #PassThruA4 / 1200 * 24 / 30 calculate : #A5RedemptionInt = BBAL( "A5" ) * #PassThruA5 / 1200 * 24 / 30 calculate : #A6RedemptionInt = BBAL( "A1B" ) * #PassThruA6 / 1200 * 24 / 30
------------------------------------
  calculate : #OPTR_PRINCIA1 = #A1PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A1A" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A1RedemptionInt) )
        pay : AS_INTEREST  ( "A1A" )
------------------------------------
  calculate : #Incr_A1 = #A1PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A1_PSEUDO", BY #Incr_A1 )
------------------------------------
  calculate : #OPTR_PRINCIA2 = #A2PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A2" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A2RedemptionInt) )
        pay : AS_INTEREST  ( "A2" )
------------------------------------
  calculate : #Incr_A2 = #A2PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A2_PSEUDO", BY #Incr_A2 )
------------------------------------
  calculate : #OPTR_PRINCIA3 = #A3PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A3" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A3RedemptionInt) )
        pay : AS_INTEREST  ( "A3" )
------------------------------------
  calculate : #Incr_A3 = #A3PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A3_PSEUDO", BY #Incr_A3 )
------------------------------------
  calculate : #OPTR_PRINCIA4 = #A4PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A4" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A4RedemptionInt) )
        pay : AS_INTEREST  ( "A4" )
------------------------------------
  calculate : #Incr_A4 = #A4PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A4_PSEUDO", BY #Incr_A4 )
------------------------------------
 calculate  : #OPTR_PRINCIA5 = #A5PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A5" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A5RedemptionInt) )
        pay : AS_INTEREST  ( "A5" )
------------------------------------
  calculate : #Incr_A5 = #A5PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A5_PSEUDO", BY #Incr_A5 )
------------------------------------
  calculate : #OPTR_PRINCIA6 = #A6PrevBal
------------------------------------
       from : CASH_ACCOUNT ( 100 )
        pay : SEQUENTIAL  ( "A1B" )
------------------------------------
       from : CASH_ACCOUNT ( 100 )
 subject to : CEILING ( (#A6RedemptionInt) )
        pay : AS_INTEREST  ( "A1B" )
------------------------------------
  calculate : #Incr_A6 = #A6PrevBal - 0
------------------------------------
        pay : INCREMENT   ( BALANCE "A6_PSEUDO", BY #Incr_A6 )
------------------------------------
!
!
  Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
 Schedule "SHIFTR%"
Declare
 96    30%
108    35%
120    40%
132    45%
144    50%
!
!
INITIAL INDEX   CMT_1YR   1.35
!
!Collateral
!

!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0% PSA
   WL       20030201        45      44         FALSE
!

! Pool # Type   Gross   Current    Original  ---Fee---  Maturity  Orig  ARM    Gross   #mos    #mos   P#mos  P#mos
   Life  Reset  Life    Max  Look
!               Coupon  Factor     Balance   P/Y    BV  P/Y  BV   Term  Index  Margin  ToRst  RstPer  ToRst  RstPer
   Cap    Cap    Floor  Negam  Back

M   1   WL    MX    WAC   5.454096485  1.00    60581819.36   0.500   0.500   355
360  355   ARM    CMT_1YR  2.750013754172   57 12  SYNC_INT  10.4175119191   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500137542    0     45 TEASER
GROUP "pool"

M   2   WL    MX    WAC   5.272717384  1.00    49900342.96   0.500   0.500   358
360  358   ARM    CMT_1YR  2.753346866334   59 12  SYNC_INT  10.2785602561   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7533468663    0     45 TEASER
GROUP "pool"

M   3   WL    MX    WAC   5.304245187  1.00    90708291.88   0.500   0.500   359
360  359   ARM    CMT_1YR  2.752764647935   60 12  SYNC_INT  10.3082420780   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7527646479    0     45 TEASER
GROUP "pool"

M   4   WL    MX    WAC   5.357167641  1.00   227011386.59   0.500   0.500   360
360  360   ARM    CMT_1YR  2.750102578064   61 12  SYNC_INT  10.3640040745   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7501025781    0     45 TEASER
GROUP "pool"

M   5   WL    MX    WAC   5.409746529  1.00    58058619.07   0.500   0.500   355
360  355   ARM    CMT_1YR  2.750000000000   56 12  SYNC_INT  10.4294817666   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER  AMORT
NONE FOR   09/25/2007   GROUP "pool"

M   6   WL    MX    WAC   5.285516774  1.00    46977003.09   0.500   0.500   358
360  358   ARM    CMT_1YR  2.750000000000   59 12  SYNC_INT  10.3055988824   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER  AMORT
NONE FOR   12/25/2007   GROUP "pool"

M   7   WL    MX    WAC   5.271750853  1.00   101745621.71   0.500   0.500   359
360  359   ARM    CMT_1YR  2.748932415524   60 12  SYNC_INT  10.2779432186   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7489324155    0     45  TEASER  AMORT
NONE FOR   01/25/2008   GROUP "pool"

M   8   WL    MX    WAC   5.251414476  1.00   865016915.34   0.500   0.500   360
360  360   ARM    CMT_1YR  2.748503543155   61 12  SYNC_INT  10.2536102733   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7485035432    0     45  TEASER  AMORT
NONE FOR   02/25/2008   GROUP "pool"

                    HYPOTHETICAL PERFORMANCE DATA DISCLAIMER

The following tables and other statistical analyses (the "Hypothetical Performance Data") that you have produced are privileged and intended solely for use by you (the party to whom Bear Stearns & Co. Inc. ("Bear Stearns") provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear Stearns in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Bear Stearns & Co. Inc. or any other person. The computer model used to prepare the Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on your behalf of you, and that neither Bear Stearns nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advise.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In additions, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designations and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear Stearns ARM Trading Desk at (212) 272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to the committing to purchase that security. Neither Bear Stearns nor any of its affiliates make any representations or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

Although a registrations statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of the security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations an terms of theose securities,. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns ARM Trading Desk at (212) 272-4976.

The computer model referenced herein supercedes all computer models related to the subject securities that have been available to you previously. In addition, this computer model will be superceded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rat risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by the telephone and return the original to such party by mail.

! WAMU03AR3.CDI WHOLE_LOAN
!
!
   MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the_
Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no_ losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has _ been _ filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following _ information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!
!!
COLLAT_GROUPS "pool"
!
!
!
DEFINE CONSTANT #OrigCollBal = 1498678348.09
!
!
!

     FULL_DEALNAME:     WASHINGTON MUTUAL 2003-AR3
     TRUSTEE_DEAL:      DEUTSCHE BANK
     SERVICER_MASTER:   WASHINGTON MUTUAL
     ISSUER:            WASHINGTON MUTUAL
     DEALER:            BEAR, STEARNS & CO. INC.
     DEAL SIZE:         $1498678348.09
     PRICING SPEED:     CPR  25%
!    ISSUE DATE:        20030201
     SETTLEMENT DATE:   20030225
!
     OPTIONAL REDEMPTION: COLLAT 5%
!
  Record date delay: 24
!
DEFINE #V1 = 0
!
 DEFINE #A1_BAL = 0
 DEFINE #A2_BAL = 0
 DEFINE #A3_BAL = 0
 DEFINE #A4_BAL = 0
 DEFINE #A5_BAL = 0
 DEFINE #A6_BAL = 0
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST        1E9
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "pool"

!
DEFINE DYNAMIC #RollDate  = CURDATE GT 20080125
DEFINE DYNAMIC #RollDate1 = CURDATE GT 20080125
!
!

DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 1.675 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 2.828 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 3.567 DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 4.044 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 3.927 DEFINE DYNAMIC #PassThruA6 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 2.976 !

  Tranche "A1A"  SEN_AS_WAC
   Block  $ 282000000.00  FLOAT _
          Delay 0 Dated 20030225 Next 20030325
 ( #PassThruA1 )
0.00    9999.
!
  Tranche "A1AX" SEN_WAC_IO
   Block $ 282000000.00 FLOAT NOTIONAL WITH TRANCHE "A1A" _ Delay 24 Dated 20030201 Next 20030325
 ( IF #RollDate THEN 0 ELSE max(0, 4.37975 - #PassThruA1) )
0.00 9999.
!
  Tranche "A2" SEN_AS_WAC
   Block  $ 165250000.00 FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 ( #PassThruA2 )
0.00    9999.
!
  Tranche "A2X" SEN_WAC_IO
   Block $ 165250000.00 FLOAT NOTIONAL WITH TRANCHE "A2" _ Delay 24 Dated 20030201 Next 20030325
 ( IF #RollDate THEN 0 ELSE max(0, 4.37975 - #PassThruA2) )
0.00    9999.
!
  Tranche "A3" SEN_AS_WAC
   Block  $ 235500000.00   FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 ( #PassThruA3 )
0.00    9999.
!
  Tranche "A3X" SEN_WAC_IO
   Block $ 235500000.00 FLOAT NOTIONAL WITH TRANCHE "A3" _ Delay 24 Dated 20030201 Next 20030325
 (IF #RollDate THEN 0 ELSE max(0,4.37975 - #PassThruA3) )
0.00    9999.
!
  Tranche "A4" SEN_AS_WAC
   Block  $ 216750000.00   FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 ( #PassThruA4 )
0.00    9999.
!
  Tranche "A4X" SEN_WAC_IO

   Block  $ 216750000.00 FLOAT NOTIONAL WITH TRANCHE "A4" _
          Delay 24 Dated 20030201 Next 20030325
 (IF #RollDate THEN 0 ELSE max(0, 4.37975 - #PassThruA4) )
0.00 9999.
!
  Tranche "A5"  SEN_AS_WAC
   Block  $ 339715200.00   FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 ( #PassThruA5 )
0.00    9999.
!
  Tranche "A5X"  SEN_WAC_IO
   Block  $ 339715200.00   FLOAT NOTIONAL WITH TRANCHE "A5" _
          Delay 24 Dated 20030201 Next 20030325
 (IF #RollDate THEN 0 ELSE max(0,4.37975 - #PassThruA5) )
0.00    9999.
!
  Tranche "A1B"  SEN_AS_WAC
   Block  $ 217500000.00   FLOAT _
          Delay 0 Dated 20030225 Next 20030325
 ( #PassThruA6 )
0.00    9999.
!
  Tranche "A1BX"  SEN_WAC_IO
   Block  $ 217500000.00   FLOAT NOTIONAL WITH TRANCHE "A1B" _
          Delay 24 Dated 20030201 Next 20030325
 (IF #RollDate THEN 0 ELSE max(0, 4.37975 - #PassThruA6) )
0.00    9999.
!
  Tranche "AR"  SEN_WAC
   Block  $ 100.00         FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 ( COLL_NETRATE("pool"))
0.00    9999.
!
!
  Tranche "A1_PSEUDO"   SEN_FLT_WAC
   Block      (#A1_BAL);             FLOAT  Delay  0  Dated 20030225  Next
20030325
 ( COLL_NETRATE("pool") )
  0     999.
!
  Tranche "A2_PSEUDO"   SEN_FLT_WAC
   Block      (#A2_BAL);             FLOAT  Delay 24  Dated 20030225  Next
20030325
 ( COLL_NETRATE("pool") )
  0     999.
!
  Tranche "A3_PSEUDO"   SEN_FLT_WAC
   Block      (#A3_BAL);             FLOAT  Delay 24  Dated 20030201  Next
20030325
 ( COLL_NETRATE("pool") )
  0   999.
!
  Tranche "A4_PSEUDO"   SEN_FLT_WAC
   Block      (#A4_BAL);             FLOAT  Delay 24  Dated 20030201  Next
20030325

 ( COLL_NETRATE("pool") )
  0   999.
!
  Tranche "A5_PSEUDO"   SEN_FLT_WAC

   Block      (#A5_BAL);             FLOAT  Delay 24  Dated 20030101  Next
20030325
 ( COLL_NETRATE("pool") )
  0   999.
!
  Tranche "A6_PSEUDO"   SEN_FLT_WAC

   Block      (#A6_BAL);             FLOAT  Delay 24  Dated 20030101  Next
20030325
 ( COLL_NETRATE("pool") )
  0   999.
!
!
OPTIONAL REDEMPTION:   "AUCTION1"
_
                       WHEN_EXPR (CURDATE == 20080125) ;
_
                       TARGET TRANCHE "A1A" & "A2" & "A3" & "A4" & "A5" & "A1B"
_
                       PRICE_P (BBAL("A1A", "A2","A3","A4","A5","A1B"));      _
                       PRICE_I ((BBAL("A1A")*#PassThruA1 *0 +
BBAL("A2")*#PassThruA2 +  _
                          BBAL("A3")*#PassThruA3 + BBAL("A4")*#PassThruA4 +
BBAL("A5")*#PassThruA5 + BBAL("A1B")*#PassThruA6*0)/1200*24/30); _
                       DISTR_P RULES "OPTR_AUCT1"
!

OPTIONAL REDEMPTION:   "ROLLDATE"
_
                       20080225
!
 DEFINE DYNAMIC #WAS_REDEEMED1 = IF (OPTREDEEM("AUCTION1","EXCDATE") > 0) THEN 1 ELSE 0
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("pool") -
BBAL("A1A","A2","A3","A4","A5","A1B","AR","A1_PSEUDO","A2_PSEUDO","A3_PSEUDO","A
4_PSEUDO","A5_PSEUDO","A6_PSEUDO")
!
DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("pool")) / _
                          (#subbal1 )
!
  Tranche "B1"  JUN_WAC
   Block  $  15736100.00  FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 (#SUBRATE)
0.00    9999.
!
  Tranche "B2"  JUN_WAC
   Block  $   11989500.00  FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 (#SUBRATE)
0.00    9999.
!
  Tranche "B3"  JUN_WAC

   Block  $   5994700.00  FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 (#SUBRATE)
0.00    9999.
!
  Tranche "B4"  JUN_WAC_NO
   Block  $   2248000.00 FLOAT _
          Delay 24 Dated 20030201 Next 20030325
  (#SUBRATE)
0.00    9999.
!
  Tranche "B5"  JUN_WAC_NO
   Block  $   2248000.00  FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 (#SUBRATE)
0.00    9999.
!
  Tranche "B6"  JUN_WAC_NO
   Block  $   3746748.09  FLOAT _
          Delay 24 Dated 20030201 Next 20030325
 (#SUBRATE)
0.00    9999.
!
 DEFINE DYNAMIC #WAVG_COUP = ( ( #PassThruA1 / ( 360 / NDAYS_ACCRUE_INT("A1A") )
* 12 ) * BBAL("A1A") + ( #PassThruA2 * BBAL("A2")) + #PassThruA3 * BBAL("A3") + #PassThruA4 * BBAL("A4") + #PassThruA5 * BBAL("A5") + (#PassThruA6/ ( 360 / NDAYS_ACCRUE_INT("A1B") ) * 12 ) * BBAL("A1B") ) _
                            / ( BBAL("A1A","A2","A3","A4","A5","A1B") )
!
!!  Tranche "X1"  SEN_WAC_IO
!!   Block  $ 1456715200.00     FLOAT  NOTIONAL WITH TRANCHE "A1A" & "A2" & "A3"
& "A4" & "A5" & "A1B" _
!!          Delay 24 Dated 20030201 Next 20030325
!!   ( min(COLL_NETRATE("pool"),4.37975) - #WAVG_COUP )
!!   0.00   9999.00
!
 DEFINE DYNAMIC #IO_COUP2 = IF #RollDate THEN 0.0 ELSE ( COLL_NETRATE("pool")
- min(Coll_NETRATE("pool"),4.37975) )
!
DEFINE COLLAT WT_BY_PREVBAL #BegNetrate = LOAN("NETRATE")
DEFINE COLLAT WT_BY_CURBAL #EndNetrate = LOAN("NETRATE")
!
 DEFINE DYNAMIC  #BVarFee1Rate =  MAX(0,(#BegNetrate - 4.37975))
!
 DEFINE DYNAMIC  #EVarFee1Rate =  MAX(0,(#EndNetrate - 4.37975))
!
 DEFINE DYNAMIC #BLeftoverInt = #BVarFee1Rate * BBAL("A1A","A2","A3","A4","A5","A1B")
 DEFINE DYNAMIC #ELeftoverInt = #EVarFee1Rate * BBAL("A1A","A2","A3","A4","A5","A1B")
!
  Tranche "X"  SEN_FLT_IO
   Block  $  145670478.00 at 4.00  _
          Delay 24 Dated 20030201 Next 20030325 _
                                   NOTIONAL WITH FORMULA BEGIN (IF CURDATE LE
20080125 THEN _

                    MAX(0, (#BLeftOverInt / 4.00) ) ELSE 0 ) ; _
                                            END   (IF CURDATE LT
20080125 THEN _
                    MAX(0, (#ELeftOverInt / 4.00) ) ELSE 0 ) ;

!
  CLASS "SEN" = "A1A" "A2" "A3" "A4" "A5" "A1B" "AR" "X" "A1_PSEUDO" "A2_PSEUDO" "A3_PSEUDO" "A4_PSEUDO" "A5_PSEUDO" "A6_PSEUDO" "A1AX" "A1BX" "A2X" "A3X" "A4X" "A5X"
  CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
                = "SEN"
!
  CLASS "B1"    = "B1"
  CLASS "B2"    = "B2"
  CLASS "B3"    = "B3"
  CLASS "B4"    = "B4"
  CLASS "B5"    = "B5"
  CLASS "B6"    = "B6"
!
  CLASS "SUB"   WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT"  PRORATA_INTSHORT_BASE ACCRUAL _
                SHORTFALL_PAYBACK ALLOCATION TRUE _
                DISTRIB_CLASS RULES _
                = "SENIOR" "SUB"
!
  CROSSOVER When BBAL("SUB") <= .01
!
  SPECIAL_HAZARD TERMINATION   When    HAZARD_LOSS_ACCUM > 6,197,559
  FRAUD TERMINATION            When     FRAUD_LOSS_ACCUM > 4,357,603
  BANKRUPTCY TERMINATION       When  BANKRUPT_LOSS_ACCUM > 100,000
!
  INTEREST_SHORTFALL          FULL_PREPAY    Compensate PCT .25 Pro_rata _
                              PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                              LOSS           NO_Compensate Subordinated Accum
!
!
!
!
 CMO Block Payment Rules
------------------------------------
CALCULATE  : #TEST = COLL_PREV_BAL - DBAL
------------------------------------
calculate  : #BegBala2 = bbal("a2")
calculate  : #BegBala3 = bbal("a3")
calculate  : #BegBala4 = bbal("a4")
calculate  : #BegBala5 = bbal("a5")
------------------------------------
!
  calculate: #TransCondFrom  = BBAL("SUB")>0.01 AND ((CURDATE LT 20060325 AND _
                               BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                               (CURDATE GE 20060325 AND BBAL("SUB") LT 25% *
ORIG_BBAL("SUB")))
!
  calculate: #SubPct         = 100 * BBAL("SUB")/COLL_PREV_BAL
  calculate: #OrigSubPct     = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!

  calculate: #ShiftTest      =                _
       AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and                _
       DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
  calculate: #TwoTimesTest   = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                               #SubPct >= 2 * #OrigSubPct              and _
                               DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( IF (
CURDATE <= 20060225 ) THEN 20% ELSE 30% )
!
!
  calculate: #SenPctPro      = 100 * BBAL("SEN")/COLL_PREV_BAL("pool")
!
  calculate: #SenPct         = IF CURDATE GE 20100225 or (CURDATE GE 20060225
AND CURDATE LT 20100325 AND #TwoTimesTest) _
                                THEN #SenPctPro
_
                               ELSE 100
!
  calculate: #SenPct         =  IF CURDATE LT 20060325 AND #TwoTimesTest  _
                                 THEN #SenPctPro + 0.5*(100-#SenPctPro)  _
                                 ELSE #SenPct

!
  calculate: #OrigSenPct     =  100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
  calculate: #SenPrep =                                            _
             IF (#SenPct GT #OrigSenPct)                       _
             THEN 100.0                                             _
             ELSE #SenPct + SHIFT%("pool") * (100.0-#SenPct),             _
    Reduce_SHIFT%_when  GROUP "pool"  _
             #ShiftTest;
!
!
  calculate: #SenPrep        =  IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
  calculate: #SenRecv        =  MIN(#SenPct/100  * DELINQ_LIQUIDATE("pool") , _
                                     #SenPrep/100 * DELINQ_RECOVER("pool") )
!
!
  calculate: #SenSchPrinc    =  MIN(BBAL("SEN"), #SenPctPro/100  *
COLL_P_SCHED("pool"))
  calculate: #SenPPPrinc     =  MIN(BBAL("SEN")-#SenSchPrinc, _
                                     #SenPrep/100  * COLL_P_PREPAY("pool"))
  calculate: #SenRecPrinc    =  MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc,
                                #SenRecv
)
  calculate: #SenPrinc       =  #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
  calculate: #RemPrinc       =  COLL_P("pool") - #SenPrinc
  calculate: #SenBal         =  BBAL("SEN") - #SenPrinc

  calculate: #UnderCollat    =  IF BBAL("SUB")>0.01 THEN MAX(0, #SenBal -
COLL_BAL("pool")) ELSE 0
  calculate: #TransPrinc     =  IF (#SenBal<0.01 AND #TransCondFrom) THEN
#RemPrinc ELSE 0
!
!
  calculate: #LeftAmt        =  COLL_P - #SenPrinc

!
  calculate: #AddSenPDA      =  MIN(#UnderCollat, #LeftAmt)
!
!
  calculate: #AddSenPDA11    =  0
!
!
  calculate: #SenPDA         =  MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA +
#AddSenPDA11)
!
  calculate: #SubSchPrinc    =  COLL_P_SCHED - (#SenSchPrinc)
  calculate: #SubPPPrinc     =  COLL_P_PREPAY - (#SenPPPrinc)
  calculate: #SubRecPrinc    =  DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
  calculate:  "SEN"_
NO_CHECK      PRINC_TOT     Amount   LIMIT V0     = #SenPDA
!
!
  calculate:  "B1" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B1"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B1"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B1")
!
  calculate:  "B2" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B2"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B2"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B2")
!
  calculate:  "B3" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B3"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B3"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B3")
!
  calculate:  "B4" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B4"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B4"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B4")
!
  calculate:  "B5" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B5"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B5"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B5")
!
  calculate:  "B6" _
NO_CHECK   SCHEDULED      Amount   =  #SubSchPrinc  * SHARE("B6"), _
NO_CHECK   PREPAY         Amount   =  #SubPPPrinc   * SUB_SHARE("B6"), _
NO_CHECK   RECOVER        Amount   =  #SubRecPrinc  * SHARE("B6")
!
------------------------------------
      when : DATE ( GE CROSSOVER )
      pay  : PRO_RATA ( "A1A"; "A2"; "A3"; "A4"; "A5"; "A1B" )
      goto : END_OF_RULES
------------------------------------
!
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SENIOR" )
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SEN" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
------------------------------------
!
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : INTEREST SEQUENTIAL  ( "A1AX" )
------------------------------------

!
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
       pay : SEQUENTIAL ( "AR" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
subject to : PROPORTION ( 77.260273973% ; 22.739726027% )
       pay : ENFORCE CONCURRENT ( "A1A" ; "A1B" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from :  CLASS ( "SEN" )
subject to : PROPORTION ( 55.129274395% ; 44.870725605% )
       pay : ENFORCE CONCURRENT ( "A2" ; "A1B" )
------------------------------------
      when : NOT IS_TRUE( #WAS_REDEEMED1 )
      from : CLASS ( "SEN" )
       pay : SEQUENTIAL ( "A3", "A4", "A5" )
------------------------------------
 calculate : #A1PrevBal = BBAL( "A1A" )
 calculate : #A2PrevBal = BBAL( "A2" )
 calculate : #A3PrevBal = BBAL( "A3" )
 calculate : #A4PrevBal = BBAL( "A4" )
 calculate : #A5PrevBal = BBAL( "A5" )
 calculate : #A6PrevBal = BBAL( "A1B" )
------------------------------------
!
------------------------------------
      when : IS_TRUE( CURDATE > 20080125 AND #WAS_REDEEMED1 )
      from : CLASS ("SEN")
       pay : PRO_RATA( "A1_PSEUDO"; "A2_PSEUDO"; "A3_PSEUDO"; "A4_PSEUDO"; "A5_PSEUDO" ; "A6_PSEUDO" )
-----------------------------------
----------------------------- SECTION: "OPTR_AUCT1"
 calculate : #A1RedemptionInt = BBAL( "A1A" ) * #PassThruA1 / 1200 * 0 / 30 calculate : #A2RedemptionInt = BBAL( "A2" ) * #PassThruA2 / 1200 * 24 / 30 calculate : #A3RedemptionInt = BBAL( "A3" ) * #PassThruA3 / 1200 * 24 / 30 calculate : #A4RedemptionInt = BBAL( "A4" ) * #PassThruA4 / 1200 * 24 / 30 calculate : #A5RedemptionInt = BBAL( "A5" ) * #PassThruA5 / 1200 * 24 / 30 calculate : #A6RedemptionInt = BBAL( "A1B" ) * #PassThruA6 / 1200 * 0 / 30
------------------------------------
 calculate : #OPTR_PRINCIA1 = #A1PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A1A" )
------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A1RedemptionInt) )
       pay : AS_INTEREST  ( "A1A" )
------------------------------------
 calculate : #Incr_A1 = #A1PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A1_PSEUDO", BY #Incr_A1 )
----------------------------------
 calculate : #OPTR_PRINCIA2 = #A2PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A2" )
------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A2RedemptionInt) )
       pay : AS_INTEREST  ( "A2" )
------------------------------------
 calculate : #Incr_A2 = #A2PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A2_PSEUDO", BY #Incr_A2 )
----------------------------------
 calculate : #OPTR_PRINCIA3 = #A3PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A3" )
------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A3RedemptionInt) )
       pay : AS_INTEREST  ( "A3" )
------------------------------------
 calculate : #Incr_A3 = #A3PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A3_PSEUDO", BY #Incr_A3 )
----------------------------------
 calculate : #OPTR_PRINCIA4 = #A4PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A4" )
c------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A4RedemptionInt) )
       pay : AS_INTEREST  ( "A4" )
------------------------------------
 calculate : #Incr_A4 = #A4PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A4_PSEUDO", BY #Incr_A4 )
----------------------------------
 calculate : #OPTR_PRINCIA5 = #A5PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A5" )
------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A5RedemptionInt) )
       pay : AS_INTEREST  ( "A5" )
------------------------------------
 calculate : #Incr_A5 = #A5PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A5_PSEUDO", BY #Incr_A5 )
----------------------------------
 calculate : #OPTR_PRINCIA6 = #A6PrevBal
------------------------------------
      from : CASH_ACCOUNT ( 100 )
       pay : SEQUENTIAL  ( "A1B" )
------------------------------------
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( (#A6RedemptionInt) )
       pay : AS_INTEREST  ( "A1B" )
------------------------------------
 calculate : #Incr_A6 = #A6PrevBal - 0
------------------------------------
       pay : INCREMENT   ( BALANCE "A6_PSEUDO", BY #Incr_A6 )
----------------------------------
!
!
 Schedule "SHIFT%"
Declare
  84    100%
  96     70%
 108     60%
 120     40%
 132     20%
 144      0%
!
 Schedule "SHIFTR%"
Declare
  96     30%
 108     35%
 120     40%
 132     45%
 144     50%
!
!
INITIAL INDEX   CMT_1YR   1.35
!
!Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0% PSA
   WL       20030201        45      44         FALSE
!
! Pool # Type       Gross       Current   Original    ---Fee--- Maturity Orig
ARM         Gross      #mos      #mos  P#mos P#mos      Life      Reset  Life
Max  Look
!                   Coupon      Factor    Balance    P/Y    BV  P/Y  BV  Term
Index       Margin     ToRst    RstPer ToRst RstPer      Cap      Cap    Floor
Negam  Back
M   1   WL    MX    WAC   5.411361278  1.00    22891995.45   0.500   0.500  356
360  356   ARM    CMT_1YR  2.750000000000  57    12  SYNC_INT  10.4113612782   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER
GROUP "pool"

M   2   WL    MX    WAC   5.273636346  1.00    25906519.04   0.500   0.500  358
360  358   ARM    CMT_1YR  2.750000000000  59    12  SYNC_INT  10.2736363457   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER
GROUP "pool"
M   3   WL    MX    WAC   5.290974356  1.00    74398114.92   0.500   0.500  359
360  359   ARM    CMT_1YR  2.753521103075  60    12  SYNC_INT  10.2909743562   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7535211031    0     45  TEASER
GROUP "pool"
M   4   WL    MX    WAC   5.353090613  1.00   264731888.40   0.500   0.500  360
360  360   ARM    CMT_1YR  2.750000000000  61    12  SYNC_INT  10.3595348684   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER
GROUP "pool"
M   5   WL    MX    WAC   5.412255276  1.00    26051692.45   0.500   0.500  356
360  356   ARM    CMT_1YR  2.750000000000  57    12  SYNC_INT  10.4530289990   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER  AMORT
NONE FOR    10/25/2007   GROUP "pool"
M   6   WL    MX    WAC   5.329682648  1.00    23731007.60   0.500   0.500  358
360  358   ARM    CMT_1YR  2.750000000000  59    12  SYNC_INT  10.3540852678   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER  AMORT
NONE FOR    12/25/2007   GROUP "pool"
M   7   WL    MX    WAC   5.314076112  1.00    55217654.23   0.500   0.500  359
360  359   ARM    CMT_1YR  2.750000000000  60    12  SYNC_INT  10.3140761120   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7500000000    0     45  TEASER  AMORT
NONE FOR    01/25/2008   GROUP "pool"
M   8   WL    MX    WAC   5.250277686  1.00  1005749476.00   0.500   0.500  360
360  360   ARM    CMT_1YR  2.748837966086  61    12  SYNC_INT  10.2524019192   (
IF LOAN("TEASER") THEN 5.00 ELSE 2 );  2.7488379661    0     45  TEASER  AMORT
NONE FOR    02/25/2008   GROUP "pool"